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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report (and to all references to our Firm) in this registration statement on Form S-8.

/s/ Arthur Andersen LLP

Los Angeles, California
September 21, 2001